Subsequent Events	9 Months Ended	12 Months Ended
	Jan. 31, 2023	Apr. 30, 2022
Subsequent Events [Abstract]
Subsequent Events
Note 10. Subsequent Events
The Company has evaluated subsequent events after the balance sheet date of January 31, 2023, through the date of filing. Please refer to Notes 4, 5, and 6 regarding the second Bridge Warrant amendment, the adjustment to the conversion price of the Series C Preferred Stock, conversion of Series C Preferred Stock, and adoption, subject to shareholder approval, of the Equity Incentive Plan that occurred after January 31, 2023.
On March 10, 2023, the Company entered into a purchase agreement and registration rights agreement with Lincoln Park Capital Fund, LLC (“Lincoln Park”) providing for the purchase, from time to time at the Company’s discretion, of up to $15.0 million of the Company’s Common Stock, over the thirty-six
(36) month term of the purchase agreement. The Company issued to Lincoln Park, 100,000 shares of its Common Stock as initial commitment shares in consideration for entering into the purchase agreement and has agreed to issue an additional 62,500 shares of Common Stock, as additional commitment shares, upon receiving $2.0 million of proceeds. The Company does not have the right to commence any sales until all of the conditions set forth in the purchase agreement have been satisfied, including, but not limited to, a resale registration statement being declared effective by the SEC.
Note 12—Subsequent Events The Company has evaluated subsequent events after the balance sheet date of April 30, 2022, through the date of filing.